AMENDMENT

AMENDMENT made as of April 1, 2015 to that certain Amended and Restated Transfer Agency and Service Agreement made as of May 29, 2007 (the "TA Agreement"), between each of the investment companies listed in Exhibit A hereto including any series thereof (the "Fund") and Prudential Mutual Fund Services LLC ("PMFS"). Capitalized terms not otherwise defined herein shall have the meaning assigned to them pursuant to the TA Agreement.

WHEREAS, the parties wish to amend the TA Agreement to add Prudential Global Tactical Allocation Fund, a series of Prudential Investment Portfolios 3, as a party to the TA Agreement.

NOW, THEREFORE, for and in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. Exhibit A of the TA Agreement shall be amended as set forth in this Amendment, attached hereto and made a part hereof.

2. Each party represents to the other that this Amendment has been duly executed.

3. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts, shall, together, constitute only one amendment.

4. This Amendment shall become effective for each Fund as of the date of first service as listed in Exhibit A hereto upon execution by the parties hereto. From and after the execution hereof, any reference to the TA Agreement shall be a reference to the TA Agreement as amended hereby. Except as amended hereby, the TA Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Fund and PMFS have caused this Amendment to be executed by their duly authorized representatives, as of the day and year first above written.

EACH FUND LISTED ON EXHIBIT A HERETO

By: /s/ Scott E. Benjamin

Scott E. Benjamin

Title: Executive Vice President

PRUDENTIAL MUTUAL FUND SERVICES LLC

By: /s/ Hansjerg P. Schlenker

Hansjerg P. Schlenker

Title: Senior Vice President

EXHIBIT A

FUNDS AND PORTFOLIOS

Retail Funds

Prudential Global Total Return Fund, Inc.

Prudential Investment Portfolios 2

  Prudential Core Short-Term Bond Fund

  Prudential Core Taxable Money Market Fund

Prudential Investment Portfolios 3

  Prudential Global Tactical Allocation Fund

Prudential Jennison Select Growth Fund

  Prudential Real Assets Fund

  Prudential Strategic Value Fund

Prudential Investment Portfolios 4

  Prudential Muni High Income Fund

Prudential Investment Portfolios 5

  Prudential Jennison Conservative Growth Fund

  Prudential Small Cap Value Fund

Prudential Jennison Rising Dividend Fund

Prudential Investment Portfolios 6

  Prudential California Muni Income Fund

Prudential Investment Portfolios 7

  Prudential Jennison Value Fund

Prudential Investment Portfolios 8

  Prudential Stock Index Fund

Prudential Investment Portfolios 9

  Prudential Absolute Return Bond Fund

  Prudential International Real Estate Fund

  Prudential Large-Cap Core Equity Fund

Prudential Select Real Estate Fund

Prudential Investment Portfolios 12

  Prudential Global Real Estate Fund

Prudential Long-Short Equity Fund

Prudential Short Duration Muni High Income Fund

  Prudential U.S. Real Estate Fund

Prudential Investment Portfolios 16

  Prudential Defensive Equity Fund

  Prudential Income Builder Fund (formerly, Target Conservative Allocation Fund)

Prudential Investment Portfolios 18

Prudential Jennison 20/20 Focus Fund

Prudential Jennison MLP Fund

Prudential Investment Portfolios, Inc.

  Prudential Asset Allocation Fund

  Prudential Conservative Allocation Fund

  Prudential Growth Allocation Fund

  Prudential Jennison Equity Opportunity Fund

  Prudential Jennison Growth Fund

  Prudential Moderate Allocation Fund

Prudential Investment Portfolios, Inc. 10

  Prudential Jennison Equity Income Fund

  Prudential Mid-Cap Value Fund

Prudential Investment Portfolios, Inc. 14

  Prudential Floating Rate Income Fund

  Prudential Government Income Fund

Prudential Investment Portfolios, Inc. 15

  Prudential High Yield Fund

  Prudential Short Duration High Yield Income Fund

Prudential Investment Portfolios, Inc. 17

Prudential Short Duration Multi-Sector Bond Fund

Prudential Total Return Bond Fund

Prudential Jennison Blend Fund, Inc.

Prudential Jennison Mid-Cap Growth Fund, Inc.

Prudential Jennison Natural Resources Fund, Inc.

Prudential Jennison Small Company Fund, Inc.

Prudential MoneyMart Assets, Inc.

Prudential National Muni Fund, Inc.

Prudential Sector Funds, Inc.

  Prudential Financial Services Fund

  Prudential Health Sciences Fund d/b/a Prudential Jennison Health Sciences Fund

  Prudential Utility Fund d/b/a Prudential Jennison Utility Fund

Prudential Short-Term Corporate Bond Fund, Inc.

Prudential World Fund, Inc.

  Prudential Emerging Markets Debt Local Currency Fund

Prudential International Equity Fund

  Prudential Jennison Emerging Markets Equity Fund

  Prudential Jennison Global Infrastructure Fund

  Prudential Jennison Global Opportunities Fund

  Prudential Jennison International Opportunities Fund

The Target Portfolio Trust

  International Equity Portfolio

  Large Capitalization Growth Portfolio

  Large Capitalization Value Portfolio

  Mortgage Backed Securities Portfolio

  Prudential Core Bond Fund (formerly, Intermediate-Term Bond Portfolio)

Small Capitalization Growth Portfolio

  Small Capitalization Value Portfolio

Total Return Bond Portfolio

Insurance Funds

Advanced Series Trust

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST AQR Emerging Markets Equity Portfolio

AST AQR Large-Cap Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock iShares ETF Portfolio

AST BlackRock/Loomis Sayles Bond Portfolio

AST BlackRock Multi-Asset Income Portfolio

AST Bond Portfolio 2015

AST Bond Portfolio 2016

AST Bond Portfolio 2017

AST Bond Portfolio 2018

AST Bond Portfolio 2019

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Boston Partners Large-Cap Value Portfolio (formerly, AST Jennison Large Cap Value Portfolio)

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Realty Portfolio

AST Defensive Asset Allocation Portfolio

AST FI Pyramis® Asset Allocation Portfolio

AST FI Pyramis® Quantitative Portfolio

AST FQ Absolute Return Currency Portfolio

AST Franklin Templeton Founding Funds Allocation Portfolio

AST Franklin Templeton Founding Funds Plus Portfolio

AST Franklin Templeton K2 Global Absolute Return Portfolio

AST Global Real Estate Portfolio

AST Goldman Sachs Global Growth Allocation Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Goldman Sachs Strategic Income Portfolio

AST Herndon Large-Cap Value Portfolio

AST High Yield Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST Investment Grade Bond Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan International Equity Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Jennison Global Infrastructure Portfolio

AST Jennison Large Cap Growth Portfolio

AST Large-Cap Value Portfolio

AST Legg Mason Diversified Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST Lord Abbett Core Fixed-Income Portfolio

AST Managed Equity Portfolio

AST Managed Fixed-Income Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Mid-Cap Value Portfolio

AST Money Market Portfolio

AST Multi-Sector Fixed-Income Portfolio

AST Neuberger Berman Core Bond Portfolio

AST Neuberger Berman Mid-Cap Growth Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST New Discovery Asset Allocation Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST PIMCO Limited Maturity Bond Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Core Bond Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST Prudential Growth Allocation Portfolio

AST QMA Emerging Markets Equity Portfolio

AST QMA International Core Equity Portfolio

AST QMA Large-Cap Portfolio

AST QMA US Equity Alpha Portfolio

AST Quantitative Modeling Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio

AST Schroders Multi-Asset World Strategies Portfolio

AST Small-Cap Growth Opportunities Portfolio (formally, AST Federated Aggressive Growth Portfolio)

AST Small-Cap Growth Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

AST T. Rowe Price Equity Income Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST Wellington Management Hedged Equity Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

The Prudential Series Fund

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

High Yield Bond Portfolio

Jennison 20/20 Focus Portfolio

Jennison Portfolio

Money Market Portfolio

Natural Resources Portfolio

Small Capitalization Stock Portfolio

Stock Index Portfolio

Value Portfolio

SP International Growth Portfolio

SP International Value Portfolio

SP Prudential U.S. Emerging Growth Portfolio

SP Small Cap Value Portfolio

End of Exhibit A